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                                                                    Exhibit 10.2


                    SUPPLEMENTAL SALE AND SERVICING AGREEMENT
                    -----------------------------------------


         This Supplemental Sale and Servicing Agreement (this "Agreement") is made as of the 1st day of January, 1999 by and among KEY BANK USA, NATIONAL ASSOCIATION ("Key Bank USA"), a national banking association and successor in interest to Society National Bank ("Society"), in its capacity as seller of certain graduate school student loans ("Student Loans") pursuant to the Sale and Servicing Agreement as hereinafter defined ("Seller") and in its capacity as Administrator pursuant to the Sale and Servicing Agreement and the Administration Agreement as hereinafter defined (the "Administrator"); KEYCORP STUDENT LOAN TRUST 1999-A, a New York trust (the "Trust") established pursuant to the Trust Agreement as hereinafter defined; THE FIRST NATIONAL BANK OF CHICAGO, a national banking association, not in its individual capacity but solely as Eligible Lender Trustee under the Trust Agreement (the "Eligible Lender Trustee"); BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee under the Indenture as hereinafter defined (the "Indenture Trustee"); PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY, an agency of the Commonwealth of Pennsylvania, in its capacity as a Servicer under the Sale and Servicing Agreement ("PHEAA"); and EFS SERVICES, INC., an Indiana corporation, as a Servicer under the Sale and Servicing Agreement ("EFS"); PHEAA and EFS are referenced herein individually as a "Servicer" and collectively, as the "Servicers".

         WHEREAS, the Trust was established pursuant to a certain Trust Agreement, dated as of July 13, 1998, as amended and restated as of January 1, 1999 between Key Bank USA, as Depositor, and the Eligible Lender Trustee (the "Trust Agreement");

         WHEREAS, Seller has conveyed or will convey to the Eligible Lender Trustee on behalf of the Trust all of its right, title and interest in and to the Trust Student Loan Portfolio (as hereinafter defined) and its rights under certain Assigned Agreement (as defined in the Sale and Servicing Agreement) pursuant to a certain Sale and Servicing Agreement, dated as of January 1, 1999 by and among the Seller, the Administrator, the Trust, the Eligible Lender Trustee, and the Servicers (the "Sale and Servicing Agreement");

         WHEREAS, the Trust has conveyed a security interest in such Trust Student Loan Portfolio to the Indenture Trustee pursuant to a certain Indenture, dated as of January 1, 1999, by and between the Trust and the Indenture Trustee (the "Indenture");

         WHEREAS, Key Bank USA is the Administrator of the Trust pursuant to the Sale and Servicing Agreement and a certain Administration Agreement, dated as of January 1, 1999, by and among the Trust, the Indenture Trustee, and the Administrator (the "Administration Agreement");

         WHEREAS, PHEAA is the Servicer for a portion of the Trust Student Loan Portfolio (the "PHEAA Serviced Loans") and EFS is the Servicer for the remaining portion of the Trust Student Loan Portfolio (the "EFS Serviced Loans") as such portions are specified in and pursuant to the Sale and Servicing Agreement;


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         WHEREAS, the Student Loans constituting the Trust Student Loan
Portfolio were originated by Ameritrust Company National Association ("ATNA"), Society or Key Bank USA and a portion of such Student Loans (the "Access Loans") were originated under The Law Access(R) Program or The Access GroupSM Loan Program administered by LSAS or LAI; Society is the successor in interest to ATNA and Key Bank USA is the successor in interest to Society;

         WHEREAS, the parties hereto desire to set forth their agreement with respect to certain matters arising from the documents executed and delivered by Key Bank USA, PHEAA, LAI and other parties relating to the Coordination Agreement (as hereinafter defined).

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. As used herein, the following words shall have the meanings set forth below:

         "ASA" means Massachusetts Higher Education Assistance Corporation, a nonprofit corporation organized under the laws of the Commonwealth of Massachusetts, doing business as American Student Assistance;

         "Coordination Agreement" means, collectively, (i) the Coordination Agreement, dated as of February 15, 1990, as amended, by and among LAI (as successor to LSAS), PHEAA, ASA, TERI and Society (as successor by merger to Ameritrust Company National Association) (the "1990 Coordination Agreement");
(ii) the Coordination Agreement, dated as of January 4, 1991, as amended, by and among LAI (as successor to LSAS), PHEAA, ASA, TERI and Society (as successor by merger to Ameritrust Company National Association) (the "1991 Coordination Agreement"); (iii) the Coordination Agreement, dated as of January 28, 1992, as amended, by and among LAI (as successor to LSAS), PHEAA, ASA, ELSI, TERI and Society (as successor by merger to Ameritrust Company National Association) (the "1992 Coordination Agreement"); (iv) the Coordination Agreement, dated as of December 21, 1992, as amended, by and among LAI (as successor to LSAS), PHEAA, ASA, ELSI, TERl and Society (the "1993-1995 Coordination Agreement"); and (v) the Coordination Agreement, dated as of March 23, 1995, as amended, by and among LAI, PHEAA, ASA, TERI and Society (the "1996-1998 Coordination Agreement");

         "ECMC" means Education Credit Management Corporation, a
Minnesota not-for-profit corporation;

         "ELSI" means Education Loan Services, Inc., a Massachusetts corporation;

         "HICA" means HEMAR Insurance Company of America, a South Dakota corporation;

         "Key/EFS Servicing Agreement" means (i) the Servicing Agreement, dated May 1, 1997, by and between EFS and Key Bank USA, as amended from time to time and including all servicing schedules and other exhibits, a copy of which is attached hereto as EXHIBIT C, or (ii) after the expiration of the agreement described in clause (i), the then current service agreement (including all servicing schedules) between Key Bank USA and EFS pursuant to which EFS services Student Loans


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owned by Key Bank USA, or if no such service agreement exists, the last such service agreement to be in existence, and any references to specific sections of the Key/EFS Servicing Agreement shall mean the sections of the agreement described in clause (i) of this definition or the substantially similar provisions of the relevant agreement described in clause (ii) of this definition;

         "LAI" means Law Access, Inc., a nonstock corporation organized under the laws of the State of Delaware, and the successor in interest to Law School Admission Services, Inc. ("LSAS");

         "NSLP" means Nebraska Student Loan Program, a Nebraska corporation;

         "Remote Time-Sharing Services Program" means the various services and programs made available by PHEAA to Key Bank USA pursuant to the Society RT-SS Agreement;

         "Society RT-SS Agreement" means (i) the Remote Time-Sharing Services Agreement, dated January 28, 1992, by and between PHEAA and Society, as amended from time to time, a copy of which is attached hereto as EXHIBIT A, or (ii) after the expiration of the agreement described in clause (i), the then current agreement relating to the provision of remote time-sharing services between PHEAA and Key Bank USA, or if no such agreement exists, the last such agreement to be in existence; and any references to specific sections of the Society RT-SS Agreement shall mean the sections of the agreement described in clause (i) of this definition or the substantially similar provisions of the relevant agreement described in clause (ii) of this definition;

         "Serial Loans" means additional student loans, including consolidation loans, which are made by Key Bank USA to a borrower who is also a borrower under at least one loan in the Trust Student Loan Portfolio;

         "Society/PHEAA Servicing Agreement" means (i) the Servicing Agreement, dated March 23, 1995, by and between PHEAA and Key Bank USA, as amended from time to time and including all servicing schedules and other exhibits, a copy of which is attached hereto as EXHIBIT B, or (ii) after the expiration of the agreement described in clause (i), the then current service agreement (including all servicing schedules) between Key Bank USA and PHEAA pursuant to which PHEAA services Student Loans owned by Key Bank USA, or if no such service agreement exists, the last such service agreement to be in existence, and any references to specific sections of the Society/PHEAA Servicing Agreement shall mean the sections of the agreement described in clause (i) of this definition or the substantially similar provisions of the relevant agreement described in clause
(ii) of this definition;

         "TERI" means The Education Resources Institute, Inc., a nonprofit Corporation organized under the laws of the Commonwealth of Massachusetts; and

         "Trust Student Loan Portfolio" means the portfolio of Student Loans sold and conveyed by Key Bank USA, as Seller, to the Eligible Lender Trustee on behalf of the Trust pursuant to the Sale and Servicing Agreement, specifically including any Bar Examination Loans, Residency Loans, Serial Loans, guarantee fee advances and consolidation loans now or hereafter transferred to the Trust as "Additional Student Loans" as defined in the Sale and Servicing Agreement.



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         2. PERIODIC REPORTS. No later than the fifteenth day of each month, and for so long as the Eligible Lender Trustee on behalf of the Trust shall own the Trust Student Loan Portfolio, the Trust shall furnish to LAI or cause to be furnished in an electronic form suitable to LAI, a record of all loans in the Trust Student Loan Portfolio which are Access Loans (the "Record"), as of the last day of the preceding month. Each Servicer acknowledges its responsibility and ability to furnish the portion of the Record with respect to the PHEAA Serviced Loans and the EFS Serviced Loans, respectively, on behalf of the Trust (or on behalf of the Indenture Trustee in the event that the Indenture Trustee becomes the owner of the Trust Student Loan Portfolio) as required by this section. The Trust shall honor LAI's reasonable request for additional Records, at LAI's expense. The Record shall be on a borrower level, by loan, and shall include, but need not be limited to, the information required to be delivered by Key Bank USA to LAI pursuant to the second paragraph of Section 10.7 of the 1996-1998 Coordination Agreement.

         For so long as PHEAA and EFS are the Servicers of the Trust Student Loan Portfolio, this Record requirement shall be satisfied by the delivery of a report in substantially the forms of record layout provided with respect to reports delivered by PHEAA on behalf of Key Bank USA pursuant to the second paragraph of Section 10.7 of the 1996-1998 Coordination Agreement. PHEAA and EFS each acknowledges and agrees that the costs and expenses to produce and distribute the Record are part of the Data Transfer Fee payable to it pursuant to the Sale and Servicing Agreement and agrees that no additional fees will be payable by the Trust or the Administrator to produce and deliver the Record.

         In addition to the foregoing Record, the parties hereto acknowledge and agree that LAI may obtain from the Servicers at the sole cost and expense of LAI such additional information as LAI may reasonably request concerning the loans in the Trust Student Loan Portfolio which are Access Loans, including, but not limited to, information on defaults, average principal balance, and complaints. Any such request shall be made in writing to the Administrator, with a copy to the Eligible Lender Trustee and the Servicers. The Trust shall not be obligated to incur or pay any costs or expenses associated with the production or delivery of such additional information, except that, if the additional information requested by LAI is contained in any monthly or other periodic report produced by a Servicer and delivered to the Trust (or to the Administrator on behalf of the Trust) pursuant to the Sale and Servicing Agreement, the Trust shall provide a copy of such report, or excerpts therefrom, to LAI and the Administrator shall bear photocopying and postage charges for producing and mailing such copy.

         The Indenture Trustee agrees to assume and perform the obligations of the Trust under this section in the event that the Indenture Trustee forecloses upon its security interest in and becomes the owner of the Trust Student Loan Portfolio.

         3. COOPERATION. With regard to the loans in the Trust Student Loan Portfolio which are Access Loans, the Trust, the Indenture Trustee, the Eligible Lender Trustee, the Servicers and the Administrator each agree to cooperate with each other, with PHEAA, EFS and LAI, with the other parties to the Coordination Agreement and with each of their internal or external auditors, or governmental examiners, at the expense of the party requesting such cooperation, and to provide any information regarding origination, disbursement, servicing, and data collection relating to such loans as reasonably requested by the other parties, their auditors, or governmental examiners as necessary


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or desirable for the performance of an audit or examination. In that regard, each party shall make available any necessary supporting records to each other party and shall resolve any discrepancy claimed to exist in such records to the reasonable satisfaction of the other party within 30 days of the date that the other party has claimed that a discrepancy exists. Notwithstanding the foregoing, the parties acknowledge that audit reviews conducted during heavy processing periods may disrupt such operations. Accordingly, unless a party has reason to believe that another party is in material breach of the performance of its obligations under this Agreement, the Sale and Servicing Agreement, the Administration Agreement, the Trust Agreement or the Indenture, reviews by internal or external auditors shall only be scheduled during the months of January, February, April, May, October or November.

         4. CONFIDENTIALITY. Each party to this Agreement agrees to maintain the confidentiality of all data, materials and information relating to The Access GroupSM Loan Program and the Trust Student Loan Portfolio entrusted to it by another party hereto or any party to any of the Coordination Agreement. Each party also agrees not to use such data, materials and information for any purpose other than the limited purpose of performing its obligations under this Agreement, the Sale and Servicing Agreement, the Administration Agreement, the Indenture, the Trust Agreement or the Coordination Agreement. This section shall not be deemed to preclude the disclosure of (i) information relating to the historical performance of the Trust Student Loan Portfolio (including, but not limited to, statistical information relating to defaults, prepayments, consolidations, deferrals and forbearances) by the Seller or the Administrator or, with the consent of the Administrator, by the Eligible Lender Trustee or Indenture Trustee, (ii) such information as in any of the Servicers', Administrator's, Eligible Lender Trustee's or Indenture Trustee's discretion may be required under any of the Sale and Servicing Agreement, the Trust Agreement, the Indenture or the Administration Agreement to be disclosed to holders of any securities issued by the Trust, (iii) such information as may be required to be disclosed under applicable laws, rules, regulations or governmental orders, (iv) information obtained by the Indenture Trustee in the performance of its obligations as Indenture Trustee, provided that the Indenture Trustee shall maintain the confidentiality of all account level and borrower level information, including without limitation, the borrower's name, address and social security number and the account balance and account history or (v) disclosure by LAI of information in the Record or other information received by LAI pursuant to Section 2 of this Agreement.

         5. FUTURE PURCHASERS. The Trust, the Eligible Lender Trustee and the Indenture Trustee each hereby agree that, in the event of any sale or other transfer of the Access Loans included in the Trust Student Loan Portfolio to any third party, the Trust, the Eligible Lender Trustee or the Indenture Trustee, as the case may be, as seller (i) shall use reasonable efforts to obtain from the purchaser or transferee of the Access Loans included in the Trust Student Loan Portfolio an agreement in form and substance satisfactory to LAI pursuant to which such purchaser or transferee agrees to observe and comply with the obligations of the parties to this Agreement under Sections 3 and 4 hereof and the obligations of the Trust, the Eligible Lender Trustee or the Indenture Trustee, as the case may be, as seller under this clause (i) of Section 5 hereof and (ii) shall obtain from any such purchaser or transferee an agreement to provide LAI with prior notice of any future sale of the Access Loans included in the Trust Student Loan Portfolio, or portion thereof, acquired by such purchaser or transferee and an agreement to comply with the obligations of the Trust under
Section 2 and the obligations of the seller under this clause (ii) of Section 5 and under the last sentence of Section 8(b)(i) of this Agreement (provided, however, that if the purchaser or transferee does not


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retain PHEAA and/or EFS as servicers, the obligation to deliver "Reports" shall be construed as an obligation to deliver reports containing information substantially similar to the information contained in Reports).

         6. PRIVATE GUARANTEE FEE. The Seller acknowledges and agrees that, with respect to the Access Loans that are Privately Guaranteed Loans (as defined in the 1992, 1993-1995 and 1996-1998 Coordination Agreement) that have not yet entered repayment and are included in the Trust Student Loan Portfolio, the Seller retains the obligation, pursuant to Section 9.2 of the 1992, 1993-1995 and 1996-1998 Coordination Agreement, to advance to the borrower an additional private guarantee fee equal to 2% of the original principal amount of any such Privately Guaranteed Loan made to a student since the commencement of the 1992-1993 Law Access(R) Program through the 1995-1996 Access Group(sm) Loan Program, and, commencing with the 1996-1998 Access Group(sm) Loan Program a fee of 4% of the original principal amount of each LAL Loan, 3% of each GAL Loan and BEL Loan and 2% for each MAL Loan, DAL Loan and REL Loan. The proceeds of such advances shall be remitted in accordance with the 1992, 1993-1995 and 1996-1998 Coordination Agreement and Assigned Agreement.

         7. SERVICING OF TRUST STUDENT LOAN PORTFOLIO. It is the intent of the parties hereto that the Trust Student Loan Portfolio be serviced by the Servicers in substantially the same manner in all material respects as the Servicers service Student Loans owned by the Seller. Each Servicer acknowledges and agrees that all references in the Sale and Servicing Agreement to a Servicer's "customary servicing procedures" or which require a Servicer to follow such procedures as it follows when servicing comparable student loans, shall be deemed to refer, in the case of PHEAA, to the procedures and actions required under the Society/PHEAA Servicing Agreement, and in the case of EFS, to the procedures and actions required under the Key/EFS Servicing Agreement. Specifically, each Servicer agrees that in addition to, and not in lieu of, its obligations under the Sale and Servicing Agreement, it shall observe and comply with the terms, conditions and provisions of, and perform with respect to the portion of the Trust Student Loan Portfolio each is servicing, the obligations of the "Servicer" under, all of Sections 4 and 5, Sections 6.2 through and including 6.9, Section 8.4, Section 11, and Sections 12.3 and 12.4 of the Society/PHEAA Servicing Agreement in the case of PHEAA, and in the case of EFS, the obligations of EFS as servicer under all of Sections 4 and 5, Sections 6.2 through and including 6.9, Section 8.4, Section 11 and Sections 12.3 and 12.4 of the Key/EFS Servicing Agreement; provided, however, that (i) references in such sections of the Society/PHEAA Servicing Agreement and the Key/EFS Servicing Agreement to the "Owner" shall be deemed to refer to the Eligible Lender Trustee, except that any reports, information or other communications to be given to the "Owner" shall be given instead to the Administrator on behalf of the Eligible Lender Trustee; (ii) with respect to Section 4.1, Correction of Errors, of the Society/PHEAA Servicing Agreement and the Key/EFS Servicing Agreement, the obligations of the "Owner" therein to pay costs of correcting errors shall be assumed and performed by the Administrator, and (iii) with respect to Section 4.10, Collections, of the Society/PHEAA Servicing Agreement and the Key/EFS Servicing Agreement, the terms, conditions and provisions of the Sale and Servicing Agreement shall control in the event of any inconsistency or conflict between such Section 4.10 and the Sale and Servicing Agreement.

         The Monthly Base Servicing Fee payable to the Servicers under the Sale and Servicing Agreement shall be subject to reduction (or rebate, as appropriate) to the same extent, in the same


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manner and subject to the same terms and conditions as servicing fees payable to
PHEAA or EFS, as the case may be, may be reduced or subject to rebate under Sections 5.4 and 5.6 of the Society/PHEAA Servicing Agreement in the case of PHEAA and, in the case of EFS, under Sections 5.4 and 5.6 of the Key/EFS Servicing Agreement. In addition, the Eligible Lender Trustee may declare a "Servicer Default" under Section 8.01(a)(2) of the Sale and Servicing Agreement
(i) with respect to PHEAA, for failure of PHEAA to perform the Servicing Standards as described in the third sentence in Section 5.6 of the Society/PHEAA Servicing Agreement, or (ii) with respect to EFS, for failure of EFS to perform the Servicing Standards as described in the third sentence in Section 5.6 of the Key/EFS Servicing Agreement.

         Except as provided above with respect to Section 4.10 of the Society/PHEAA Servicing Agreement and the Key/EFS Servicing Agreement, in the event of any inconsistency or conflict between the Society/PHEAA Servicing Agreement and the Sale and Servicing Agreement or between the Key/EFS Servicing Agreement and the Sale and Servicing Agreement, then the more specific of the inconsistent or conflicting terms, conditions, provisions of standards shall control over the more general term, condition, provision or standard, unless (i) such more specific term, condition, provision or standard is contained in the Society/PHEAA Servicing Agreement or the Key/EFS Servicing Agreement, as the case may be, and to follow such Agreement would have a material adverse effect on the Noteholders or Certificateholders, in which case the Sale and Servicing Agreement shall control, or (ii) a Servicer shall have received notice from the Administrator or, after any Administrator Default as defined in the Sale and Servicing Agreement, from the Eligible Lender Trustee or Indenture Trustee, to follow the term, condition, provision or standard set forth in the Sale and Servicing Agreement, in which case the Sale and Servicing Agreement shall control.

         PHEAA shall make available to the Administrator the same Remote Time-Sharing Services Program with respect to the Trust Student Loan Portfolio as PHEAA makes available to Seller pursuant to the Society RT-SS Agreement with respect to the Seller's student loan portfolio. In consideration of the foregoing, each of PHEAA and the Administrator agree to observe and comply with the obligations of the "Agency" and "Institution," respectively, contained in sections 1, 2 and 6 through 10, inclusive, of the Society RT-SS Agreement.

         8. BIDS/FIRST REFUSAL RIGHTS.

         (a) PHEAA hereby waives, with respect to the Seller, the Trust, the Eligible Lender Trustee, the Indenture Trustee or any other holder of the Access Loans included in the Trust Student Loan Portfolio or any portion thereof, (i) any requirement that all loans of a single borrower be sold to the same purchaser if any of such borrower's loans are to be sold and (ii) any and all rights PHEAA has or may have with respect to any sale or other transfer of the Access Loans included in the Trust Student Loan Portfolio or any portion thereof, including, without limitation, any right to bid upon, right of first refusal or right to receive prior notice of bids or sale with respect to the Access Loans included in the Trust Student Loan Portfolio and specifically waive any and all rights it has or may have under Section 12.3 of each of the 1996-1998 Coordination Agreement, the 1993-1995 Coordination Agreement, the 1992 Coordination Agreement, the 1991 Coordination Agreement and the 1990 Coordination Agreement. The foregoing shall not be deemed to be a waiver of any requirements set forth, or any rights granted PHEAA or LAI, in this Agreement.



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         (b) (i) In connection with any contemplated sale of all or any part of the Access Loans included in the Trust Student Loan Portfolio by the Eligible Lender Trustee on behalf of the Trust or by the Indenture Trustee, the seller (being the Eligible Lender Trustee or Indenture Trustee, as applicable) shall notify PHEAA, EFS, LAI, ASA and TERI of any proposed solicitation of bids or offers to purchase the Access Loans included in the Trust Student Loan Portfolio or the portion thereof offered for sale, such notice to be delivered not less than thirty (30) days prior to the date upon which bids or offers are to be received by such seller. Each of PHEAA, TERI and LAI shall be given an opportunity to submit a bid or offer to purchase the Trust Student Loan Portfolio within such thirty (30) day period and if no other bid exceeds PHEAA's, TERI's or LAI's bid and if PHEAA's, TERI's or LAI's bid is equal to or in excess of the Minimum Purchase Amount, as such term is used in the Sale and Servicing Agreement, such seller shall convey the Trust Student Loan Portfolio (or portion thereof offered for sale) to whichever of PHEAA, TERI or LAI, as the case may be, submitted the highest bid. If no bids that are received pursuant to any solicitation process are equal to or in excess of the Minimum Purchase Amount, the Indenture Trustee will not consummate a sale of the Trust Student Loan Portfolio. The seller shall require any purchaser or transferee who acquires the Trust Student Loan Portfolio, or any portion thereof, to acquire all loans of a borrower included in the Trust Student Loan Portfolio and not in default, except that the seller may sell or transfer to a purchaser or transferee all federally guaranteed loans of a borrower (i.e., loans guaranteed by PHEAA, NSLP, ECMC, or ASA) and sell or transfer to a different purchaser or transferee all privately guaranteed loans of the same borrower (i.e., loans guaranteed by HICA or TERI).

             (ii) The provisions of this subsection 8(b) shall not apply to any sale or other transfer of the Trust Student Loan Portfolio, or any loan therein, to Key Bank USA, the Administrator or a Servicer as may be required or permitted under the Sale and Servicing Agreement or any Guarantor (as defined in the Sale and Servicing Agreement) in connection with the enforcement of any applicable Guarantee Agreement (as defined in the Sale and Servicing Agreement). Key Bank USA acknowledges that if any Access Loan in the Trust Student Loan Portfolio is reacquired by it, such loan shall from the time of such reacquisition become subject to the restrictions and requirements on sale or transfer of loans by Key Bank USA under the applicable Coordination Agreement.

         (c) PHEAA acknowledges and agrees that this Agreement is intended to, and does, fulfill or waive the obligations of Key Bank USA under the provisions the Coordination Agreement requiring Key Bank USA to obtain an agreement from subsequent transferees or secured parties to comply with certain provisions of such Coordination Agreement.

         9. CONSOLIDATION LOANS. Each of PHEAA and EFS, to the extent applicable, acknowledge and agree that solely for purposes of allocating consolidation loans that relate to Access Loans among lenders pursuant to
Section 8.1 of the 1996-1998 Coordination Agreement, Section 8.1 of the 1993-1995 Coordination Agreement, Section 8.1 of the 1992 Coordination Agreement and any similar provision in any similar Agreement with respect to subsequent academic years, Key Bank USA shall be deemed to be the owner of, and lender on, all loans in the Trust Student Loan Portfolio.

         10. REPRESENTATIONS AND WARRANTIES. Each party represents and warrants, but only with respect to itself and to the best of its knowledge without independent investigation, that (i) the


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



making and performance of this Agreement and the activities contemplated hereby have been duly authorized by all necessary corporate action, and do not and will not (a) violate any provision of its charter or bylaws; or (b) violate or result in the breach of, or constitute a default or require any consent under, any agreement or instrument by which it or any of its property may be bound or affected; and (ii) this Agreement is the legal, valid and binding obligation of such party, enforceable in accordance with the terms hereof subject to the exercise of judicial discretion in accordance with general principles of equity, to the valid exercise of the police powers of the several states of the United States of America and of the constitutional powers of the United States of America and the bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally. Each party with respect to itself further represents and warrants that there is no pending or, to its actual knowledge, threatened litigation that would materially affect that party's ability to perform its obligations hereunder.

         11. LIMITATION OF LIABILITY. (a) Notwithstanding anything contained herein to the contrary, this instrument has been signed by The First National Bank of Chicago not in its individual capacity but solely in its capacity as Eligible Lender Trustee of the Trust and in no event shall The First National Bank of Chicago in its individual capacity have any liability for the representations, warranties, covenants, Agreement or other obligations of the Trust hereunder, as to all of which recourse shall be had solely to the assets of the Trust.

             (b) Notwithstanding anything contained herein to the contrary, this Agreement has been signed by Bankers Trust Company not in its individual capacity but solely as Indenture Trustee and in no event shall Bankers Trust Company in its individual capacity have any liability for the representations, warranties, covenants, Agreement or other obligations of the Trust hereunder or in any of the certificates, notices or Agreement delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Trust.

         12. MISCELLANEOUS. (a) The obligations under this Agreement of each of the parties are several and distinct, each party being responsible solely for its own performance pursuant to the terms and conditions of this Agreement. Each party agrees to pay for any loss, liability or expense, including reasonable attorney's fees resulting from, or attributable to, any breach by that party of its obligations arising under this Agreement where the final determination of liability on the part of such party is established by an arbitrator (to which such party has agreed to submit), by a court of law with appropriate jurisdiction or by way of settlement agreed to by such party. This section shall not be construed to limit any party's rights, obligations, liabilities, claims or defenses which arise as a matter of law or pursuant to any other provision of this Agreement.

             (b) This Agreement shall be construed in accordance with and be governed by the laws of the State of New York.

             (c) This Agreement may not be assigned nor may any, obligations hereunder be delegated by any party without the written consent of all other parties, which consent shall not be unreasonably withheld; provided, however, that this Agreement may not be assigned by a Servicer or Administrator nor may any of the obligations of a Servicer or Administrator, respectively, be delegated except in conjunction with an assignment by such Servicer of its obligations under the Sale and Servicing Agreement or the Administrator of its obligations under the Sale and Servicing

Agreement and the Administration Agreement, subject to the restrictions on such an assignment contained therein.

             (d) This Agreement may be simultaneously executed in several counterparts each of which shall be an original and all of which shall constitute but one and the same instrument.

             (e) If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect or impair the validity or enforceability of the remaining provisions of this Agreement, which shall remain in full force and effect, and the parties hereto shall continue to be bound thereby.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers as of the date set forth above.


                                        KEY BANK USA, NATIONAL ASSOCIATION,
                                          Seller


                                        By: ______________________________________________________
                                              Darlene H. Dimitrijevs
                                              Vice President

                                        KEY BANK USA, NATIONAL ASSOCIATION,
                                          Administrator


                                        By: ______________________________________________________
                                              Darlene H. Dimitrijevs
                                              Vice President

                                        KEYCORP STUDENT LOAN TRUST 1999-A

                                        by The First National Bank of Chicago, not in its
                                        individual capacity but solely as Eligible Lender Trustee
                                        on behalf of the Trust,


                                        By: ______________________________________________________
                                        Name:_____________________________________________________
                                        Title:____________________________________________________

                                        INDENTURE TRUSTEE

                                        Bankers Trust Company, not in its individual capacity but
                                        solely as Indenture Trustee


                                        By: ______________________________________________________
                                        Name:_____________________________________________________
                                        Title:____________________________________________________



                                        PENNSYLVANIA HIGHER EDUCATION
                                          ASSISTANCE AGENCY


                                        By: ______________________________________________________
                                        Name:_____________________________________________________
                                        Title:____________________________________________________

                                        EFS SERVICES, INC.


                                        By: ______________________________________________________
                                        Name:_____________________________________________________
                                        Title:____________________________________________________




Approved as to form and legality this _____            Approved as to form and legality this _____
day of __________, 1999.                               day of __________, 1999.


___________________________________________            ___________________________________________
PHEAA Chief Counsel                                    Deputy Attorney General
